UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

FORTUNE VALLEY TREASURES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55555	32-0439333
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

13th Floor, Building B1, Wisdom Plaza Qiaoxiang Road, Nanshan District Shenzhen, Guangdong, China	518000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 755-86961405

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01	Other Events.

Fortune Valley Treasures, Inc. (the “Company,” “we,” “our,” “us” or “ours”) is unable to meet the filing deadline for the filing of its Annual Report on Form 10-K (the “2019 Annual Report”) due to circumstances related to COVID-19. The primary operations and businesses of the Company are conducted in Guangdong province in China. Since January 2020, Guangdong province has been under strict quarantine control and travel has been severely restricted. In addition, a large number of the Company’s employees have been or are in mandatory self-quarantine and the entire business operations of the Company have been restricted since January 2020. As a result, the Company’s finance team will be unable to complete the preparation of the Company’s consolidated financial statements and the 2019 Annual Report until after March 30, 2020. The Company is working closely with the local government agencies to restore its local operations back to normal.

The Company is relying on SEC Release No. 34-88465 dated March 25, 2020 to delay the filing of the 2019 Annual Report and expects to file the 2019 Annual Report no later than May 14, 2020 (which is 45 days from the original filing deadline of March 30, 2020). The Company will work diligently to comply with such requirements.

Supplemental Risk Factor

In light of recent developments relating to the COVID-19 pandemic, the Company is supplementing in this Current Report on Form 8-K with the following risk factor:

Our business operations have been and may continue to be materially and adversely affected by the outbreak of the coronavirus disease (COVID-19).

An outbreak of respiratory illness caused by COVID-19 emerged in Wuhan city, Hubei province, PRC in late 2019 and has been expanding within the rest of the PRC, including Guangdong province, where the Company’s principal operations and businesses take place, and globally. The new strain of COVID-19 is considered to be highly contagious and poses a serious public health threat. On January 23, 2020, the PRC government announced the lockdown of Wuhan city in an attempt to quarantine the city. Since then, other measures including travel restrictions have been imposed in other major cities in the PRC and throughout the world in an effort to contain the COVID-19 outbreak. The World Health Organization (the “WHO”) is closely monitoring and evaluating the situation. On March 11, 2020, the WHO declared the outbreak of COVID-19 a pandemic, expanding its assessment of the threat beyond the global health emergency it had announced in January.

Any outbreak of such epidemic illness or other adverse public health developments in the PRC or elsewhere in the world may materially and adversely affect the global economy, our markets and our business. In the first quarter of 2020, the COVID-19 outbreak has caused disruptions in our operations and supply chains, which have resulted in delays in the shipment of products to certain of our customers. A prolonged disruption or any further unforeseen delay in our operations and supply chains could continue to result in delays in the shipment of products to our customers, increased costs and reduced revenue.

We cannot foresee whether the outbreak of COVID-19 will be effectively contained, nor can we predict the severity and duration of its impact. If the outbreak of COVID-19 is not effectively and timely controlled, our business operations and financial condition may be materially and adversely affected as a result of the deteriorating market outlook, the slowdown in regional and national economic growth, weakened liquidity and financial condition of our customers and other factors that we cannot foresee. Any of these factors and other factors beyond our control could have an adverse effect on the overall business environment, cause uncertainties in the regions where we conduct business, cause our business to suffer in ways that we cannot predict and materially and adversely impact our business, financial condition and results of operations.

Forward-Looking Statements

Certain of the statements contained in this Current Report on Form 8-K should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In particular, the consequences of the COVID-19 outbreak to economic conditions and the industry in general and the financial position and operating results of the Company in particular have been material, are changing rapidly, and cannot be predicted. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2020

FORTUNE VALLEY TREASURES, INC.

By:	/s/ Yumin Lin
Name:	Yumin Lin
Title:	Chief Executive Officer, President and Secretary